MUTUALS.com
Prospectus Supplement Dated July 19, 2004

Generation Wave Aggressive Growth Fund
Generation Wave Growth Fund
Generation Wave Alternative Growth Fund

This Supplement updates certain information contained in the currently effective prospectus for the above-referenced funds (the “Funds”), as previously supplemented.

Effective immediately, the following is added to the “Management of the Funds” section of the prospectus:

Regulatory and Criminal Matters

On March 15, 2004, the U.S. Attorney for the Southern District of New York charged three former executives of Mutuals.com, Inc., the investment adviser to the Funds ( the “Advisor”), with conspiracy to commit securities fraud. The charges against Richard Sapio, Eric McDonald and Michele Leftwich stem from the same market timing activities alleged in the civil action filed by the Securities and Exchange Commission (SEC) against the three former executives and the Advisor in December 2003. The charges carry a maximum penalty of five years in prison and a fine of $250,000 or twice the gross gain or gross loss from the offense, whichever is greater. Mr. Sapio, Mr. McDonald and Ms. Leftwich resigned from their positions with the Advisor in February. Mr. Sapio controls Mutual Capital Alliance (formerly known as Mutuals Holdings Corp.), the Advisor’s parent company.

No charges have been filed against the Funds.

Additional lawsuits or regulatory actions arising out of the circumstances above, and presenting similar allegations and requests for relief, may be served or filed against the Funds or the Advisor and related entities and individuals in the future.

If the SEC or the U.S. Attorney were to obtain a court injunction or a conviction against the Advisor and/or Mr. Sapio, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser for any registered investment company, including the Funds. In such a case, the Advisor would seek exemptive relief from the SEC, as contemplated by the Investment Company Act of 1940, although there is no assurance that such exemptive relief would be granted. The SEC also has the power, by order, to prohibit the Advisor from serving as an investment adviser.

As a result of the above developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Advisor believes that these matters are not likely to have a material adverse effect on the Funds or on the Advisor’s ability to perform its investment advisory services relating to the Funds.

Please retain this Supplement with the Prospectus.